                                                                  Exhibit 99.454

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 191











                    POWER EXCHANGE BIDDING AND BID EVALUATION
                                PROTOCOL (PBEP)









Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 192

            POWER EXCHANGE BIDDING AND BID EVALUATION PROTOCOL (PBEP)

                                TABLE OF CONTENTS


1 OBJECTIVES, DEFINITIONS AND SCOPE
   1.1 Objectives
     1.1.1 Applicable Provisions of the PX Tariff
     1.1.2 The Role of the PX
   1.2 Definitions
     1.2.1 Master Definitions Supplement
     1.2.2 Special Definitions for this Protocol
     1.2.3 Rules of Interpretation
     1.2.4 Communications
   1.3 Scope
     1.3.1 Scope of Application to Parties
     1.3.2 Liability of PX

2 PX DAY-AHEAD BIDDING PROCEDURES FOR ENERGY TRADES
   2.1 Timeline for Day-Ahead Bidding
   2.2 Bid Data
     2.2.1 Submission of Bids
     2.2.2 Supply Bids
     2.2.3 Demand Bids
   2.3 Standing Bids and Default Bids
     2.3.1 Standing Bids
     2.3.2 Default Bids
   2.4 Format for Day-Ahead Supply Bids and Demand Bids
     2.4.1 Table of Price/Quantity Pairs
     2.4.2 Price Inelastic Bids
     2.4.3 Separate Supply Bids and Demand Bids
     2.4.4 Format
   2.5 Activity Rules

3 PX HOUR-AHEAD BIDDING PROCEDURES FOR ENERGY TRADING

4 BID VALIDATION
   4.1 PX Security Amount
     4.1.1 PX Security Amount Validation Check:
     4.1.2 Notification of Failure of Validation Check
   4.2 Validation of Bids
     4.2.1 Initial Validation
     4.2.2 Second Stage Validation

Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 193

   4.3 Notification of Errors and Rejection of Bids

5 ENERGY BID EVALUATION METHODOLOGY
   5.1 Basis of Energy Bid Evaluation
   5.2 Determining the Market Clearing Price (MCP)
   5.3 Tied Bids
   5.4 MCP when Intersecting Demand and Supply Segments are Vertical
   5.5 Effect of Congestion Management on MCP
     5.5.1 No Usage Charges
     5.5.2 Usage Charges
   5.6 Mitigation of Overgeneration
   5.7 Publication of MCP Day-Ahead Information
     5.7.1 Day-Ahead PX Participant Information
     5.7.2 Day-Ahead Market Information
   5.8 Procedures for Dealing with Anomalous Evaluation Results
     5.8.1 Announcement of an Anomalous Result
     5.8.2 Second Evaluation

6 ANCILLARY SERVICES
   6.1 Self-Provision
     6.1.1 Self Provision by the PX
     6.1.2 Self-Provision by PX Participants
   6.2 The ISO's Ancillary Services Auction
     6.2.1 Submission of Ancillary Services Bids
     6.2.2 Format and Content of Ancillary Services Bids
     6.2.3 Validation of Ancillary Services Bids
     6.2.4 Forwarding of Ancillary Services Bids to the ISO

7 SUPPLEMENTAL ENERGY BIDS
   7.1 Bid Information
   7.2 Timing of Bids
   7.3 Submission of Bids by PX to ISO

8 ADJUSTMENT BIDS
   8.1 Bid Information
   8.2 Imports/Exports
   8.3 Timing of Bids
   8.4 Submission of Bids by PX to ISO

Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 194

9 RECORDS

10 AMENDMENTS TO THE PROTOCOL
   10.1 PX Determines a Need for an Amendment
   10.2 Further Comment on the Proposed Amendment
   10.3 PX Technical Advisory Committee Review
   10.4 PX Governing Board Determination
   10.5 Necessity for Immediate PX Governing Board Action

APPENDIX A - PX AUCTION ACTIVITY RULES


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 195



1    OBJECTIVES, DEFINITIONS AND SCOPE

     1.1  OBJECTIVES

          The objective of this Protocol (PBEP) is to facilitate the submission of Supply Bids and Demand Bids by PX Participants to the PX and the evaluation of those bids by the PX in the Day-Ahead Market for Energy as described in the PX Tariff. This PBEP also provides for the submission to the PX of Ancillary Services bids, Adjustment Bids and Supplemental Energy bids by PX Participants for onward submission by the PX to the ISO. Procedures in respect of the Hour-Ahead Market for Energy will be added at a future time.

          1.1.1 APPLICABLE PROVISIONS OF THE PX TARIFF

          This Protocol (PBEP) must be read and interpreted in accordance with the provisions of Section 3 of the PX Tariff.

          1.1.2 THE ROLE OF THE PX

          The PX operates an Energy auction for the Day-Ahead Market on behalf of PX Participants and, in the future, the PX will operate an Energy auction for the Hour-Ahead Market. The PX also acts as a Scheduling Coordinator for certain PX Participants, while other PX Participants have alternative arrangements for submitting Schedules to the ISO. In the case of the latter group, not all provisions of this Protocol
          (PBEP) are applicable.

     1.2  DEFINITIONS

          1.2.1 MASTER DEFINITIONS SUPPLEMENT

          Unless the context otherwise requires, any word or expression defined in the Master Definitions Supplement to the PX Tariff shall have the same meaning when used in this Protocol. A reference to a Section or an Appendix is a reference to a Section or an Appendix of the PX Tariff. References to PBEP are to this Protocol or to the stated paragraph of this Protocol.

          1.2.2 SPECIAL DEFINITIONS FOR THIS PROTOCOL

          In this PBEP, the following words and expressions shall have the meanings set opposite them:

          "ACTIVITY RULES" means The set of rules relating to the submission of Supply Bids and Demand Bids in the PX's Energy auction and the set of rules relating to the submission of Adjustment Bids to the PX by PX Participants, prepared by the PX and as amended from time to time.

          "ECONOMIC GENERATION" means Generation other than Reliability Must-Run Generation, Eligible Regulatory Must-Take Generation or Eligible Regulatory Must-Run Generation.


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 196


          "MAXIMUM PRICE" means the maximum price ($/MWh) which may be specified in a Demand Bid or a Supply Bid as notified by the PX to PX Participants from time to time.

          "MAXIMUM SIZE" means the maximum size (MWh) of a Demand Bid or a Supply Bid as notified by the PX to PX Participants from time to time.

          "MINIMUM PRICE" means the minimum price ($/MWh) which may be specified in a Demand Bid or a Supply Bid as notified by the PX to PX Participants from time to time.

          "MINIMUM SIZE" means the minimum size (MWh) of a Demand Bid or a Supply Bid as notified by the PX to PX Participants from time to time.

          "PX HOME PAGE" means the PX Internet home page at http://www.calpx.com or such other Internet address as the PX shall publish from time to time.

          "TA SYSTEM" means the electronic communications system used by the PX and PX Participants to conduct, across the WEnet, the Day-Ahead Market.

          1.2.3 RULES OF INTERPRETATION

               a) Unless the context otherwise requires, if the provisions of this Protocol and the PX Tariff conflict, the PX Tariff will prevail to the extent of the inconsistency. The provisions of the PX Tariff have been summarized or repeated in this PBEP only to aid understanding.

               b) A reference in this Protocol to a given agreement, PX Protocol or instrument shall be a reference to that agreement or instrument as modified, amended, supplemented or restated through the date as of which such reference is made.

               c) Any reference to a day, week, month or year is to a calendar day week, month or year. All references to time are to Pacific Time.

               d) The captions and headings in this PBEP are inserted solely to facilitate reference and shall have no bearing upon the interpretation of any of the terms and conditions of this Protocol.

               e)   This Protocol shall be effective as of January 1, 1998.

          1.2.4 COMMUNICATIONS

          In this Protocol (PBEP), references are made to the normal means of electronic communication between the PX and the ISO (i.e., WEnet) and the normal means of electronic communication between the PX and the PX Participants (i.e., in the case of the Day-Ahead Market, the TA System). In the event of a total or partial failure of the WEnet, the alternative communication arrangements specified in the ISO Tariff and Protocols shall apply. In the event of a total or partial failure of the TA System, the alternative communication arrangements specified in the PX Communication Protocol (PCP) and the PX Emergency Recovery Protocol (PERP) shall apply.



Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 197



1.3  SCOPE

     1.3.1 SCOPE OF APPLICATION TO PARTIES

          This PBEP applies to the PX and PX Participants.

     1.3.2 LIABILITY OF PX

          Any liability of the PX arising out of or in relation to this Protocol shall be subject to Section 9 of the PX Tariff as if references to the PX Tariff were references to this Protocol.

2    PX DAY-AHEAD BIDDING PROCEDURES FOR ENERGY TRADES

     2.1  TIMELINE FOR DAY-AHEAD BIDDING

          The Day-Ahead Market starts at 6:00 pm two days ahead of the Trading Day and closes at 1:15 pm on the day ahead of the Trading Day when the PX notifies each PX Participant of the details of the Final Day-Ahead Schedules which pertain to that PX Participant. The timeline for the Day-Ahead Market, including the timing for submitting bids, is described in the PX Scheduling and Control Protocol (PSCP).

     2.2  BID DATA

          2.2.1 SUBMISSION OF BIDS

          PX Participants wishing to participate in the PX Energy auction, which leads to the production of the PX's Preferred Schedule for the Day-Ahead Market, must submit bids which comply with the requirements of this PBEP 2.2 and Section 3 of the PX Tariff. PX Participants may submit bids up to 14 days in advance of the Trading Day.

          2.2.2 SUPPLY BIDS

          A Supply Bid (Generation or import) shall specify the effective Energy (i.e. the amount of Energy at the Load center which can be determined by taking a Generating Unit's planned actual output or import quantity and adjusting that output or quantity by the GMM applicable to the relevant Generator location or Scheduling Point). A Supply Bid must include the following information for each Settlement Period of the Trading Day:

          a)   the PX Participant's name and ID code;

          b) the amount of effective Energy in each portfolio, segregated into the following categories:

               i)   import;

               ii)  Eligible Regulatory Must-Take Generation;

               iii) Eligible Regulatory Must-Run Generation;


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 198

               iv)  Economic Generation; or

               v)   Inter-Scheduling Coordinator Trade (sale);

          c)   the Settlement Period for which the bid applies;

          d) the Trading Day for which the Day-Ahead bid applies (month, day and year); and

          e) the $/MWh values referred to in PBEP 2.4, which must be in the format specified in PBEP 2.4.

          2.2.3 DEMAND BIDS

          A Demand Bid (Demand or export) shall include the following information for each Settlement Period of the Trading Day:

          a)   the PX Participant's name and ID code;

          b)   the effective Energy in each Demand portfolio;

          c)   the Settlement Period for which the bid applies;

          d)   the Trading Day for which the bid applies (month, day and year);
               and

          e) the $/MWh values referred to in PBEP 2.4, which must be in the format specified in PBEP 2.4.

2.3  STANDING BIDS AND DEFAULT BIDS

     2.3.1 STANDING BIDS

          [NOTE: THERE WILL BE NO PROVISION FOR STANDING BIDS ON 1.1.98]

     2.3.2 DEFAULT BIDS

          A PX Participant may provide the PX with a default bid file, in a form specified by the PX, to be used by the PX as the bid of that PX Participant for a Trading Day when and if:

          a) the PX Participant has notified the PX, pursuant to PX Communication Protocol (PCP) 2.1.2(a), that it is unable to use the TA System; and

          b) the PX Participant has authored the PX to utilize the bid in its default bid file for that Trading Day.


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 199



2.4  FORMAT FOR DAY-AHEAD SUPPLY BIDS AND DEMAND BIDS

     2.4.1 TABLE OF PRICE/QUANTITY PAIRS

          Supply Bids and/or Demand Bids shall be prepared as a table listing not more than sixteen (16) quantity-price pairs which, when taken together, define a 15 segment piece-wise price/quantity curve. In preparing the tables, a PX Participant must ensure that the following restrictions are observed:

          a) prices and quantities must comply with the significant figures restriction and decimal place requirements of the relevant screen in the TA System; namely, MWh to one decimal place (e.g., 10.2) and $/MWh to two decimal places (e.g., $3.23);

          b) quantities cannot be less than the Minimum Size nor more than the Maximum Size(1);

          c) prices must not be less than and must include the Minimum Price and must not be more than and must include the Maximum Price;

          d) for Supply Bids the piece-wise linear curve must show prices which increase with quantity (i.e., the curve must not include horizontal line segments (parallel to the quantity axis) but must have an upward slope);

          e) for Demand Bids the piece-wise linear curve must show prices which decrease with quantity (i.e., the curve must not include horizontal line segments (parallel to the quantity axis) but must have a downward slope);

          f)   each Supply Bid and each Demand Bid must contain a minimum of two
               (2) price-quantity pairs.

     2.4.2 PRICE INELASTIC BIDS

          If a PX Participant wishes to submit a bid which represents no price elasticity, then, for the purposes of PBEP 2.4.1, the price-quantity pairs in the table shall be defined as follows:

          a) for an inelastic Demand (that is a Demand (Demand MWh) which must be met irrespective of price), two price-quantity pairs should be submitted as:

               i)   Maximum Price-Demand MWh; and

               ii)  Minimum Price-Demand MWh; and

          b) for an inelastic Supply (that is a Supply (Supply MWh) which must be sold irrespective of price), two price-quantity pairs should be submitted as:

               i)   Minimum Price-Supply MWh; and

               ii)  Maximum Price-Supply MWh.

----------
(1) If a PX Participant specifies a quantity figure greater than the Minimum Size, the TA System will, in the absence of Overgeneration, not allow the PX Participant to trade Energy at a quantity level less than that specified.


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 200


          2.4.3 SEPARATE SUPPLY BIDS AND DEMAND BIDS

          PX Participants that may be able either to buy or sell Energy, and that wish to move between buying and selling depending on the Market Clearing Price (e.g. a pumped storage plant), must submit a separate Supply Bid and Demand Bid.

          2.4.4 FORMAT

          Where a PX Participant submits Supply Bids or Demand Bids to the PX, otherwise than by means of the TA System (in accordance with the PCP), it shall submit its bid data in the import format utilized by the TA System.

     2.5  ACTIVITY RULES

          PX Participants must comply with the requirements of the Activity Rules in connection with their participation in the PX's Energy auction.

          [NOTE: THE SCOPE OF THE ACTIVITY RULES WILL NOT EXTEND TO THE SUBMISSION OF SUPPLY BIDS OR DEMAND BIDS UNTIL ITERATIONS ARE INTRODUCED INTO THE PX'S ENERGY AUCTION. THE ACTIVITY RULES WILL, HOWEVER, APPLY TO THE SUBMISSION OF ADJUSTMENT BIDS WITH EFFECT FROM
          1.1.98 - SEE PBEP 8]

3    PX HOUR-AHEAD BIDDING PROCEDURES FOR ENERGY TRADING

          [NOTE: THIS SECTION WILL BE FOR FUTURE USE, IN THAT THERE WILL BE NO HOUR-AHEAD MARKET AS AT 1-1-98]

4    BID VALIDATION

     4.1  PX SECURITY AMOUNT

          4.1.1 PX SECURITY AMOUNT VALIDATION CHECK:

          The PX will check following the issue of Final Schedules on each Trading Day:

          a) that each PX Participant that relies on maintaining an Approved Credit Rating to enable it to trade in the PX Energy auction still holds a credit rating which qualifies as an Approved Credit Rating; and

          b) that each PX Participant that is required to provide guarantees or other forms of credit support, pursuant to Section 2.4 of the PX Tariff, to enable it to trade in the PX Energy auction, does not have outstanding aggregate commitments for net purchases of Energy (in kWh) which, when multiplied by the PX Indicative Price, would exceed 100% of the PX Security Amount provided by the PX Applicant.

          4.1.2 NOTIFICATION OF FAILURE OF VALIDATION CHECK

          The PX will notify, via the TA System, any PX Participant which fails the validation check described in PBEP 4.1.1. All bids submitted by a PX Participant prior to such notification


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 201


          will be treated as validly submitted but, following notification, the PX Participant in question will not be entitled to submit any further bids under this PBEP and will be denied access to the TA System, until such time as it is able to pass the validation check as a consequence of the provision of additional guarantees or other credit support or by reducing its outstanding commitments for net purchases of Energy.

     4.2  VALIDATION OF BIDS

          4.2.1 INITIAL VALIDATION

          The PX shall, immediately following receipt of each Demand Bid and each Supply Bid, undertake an initial validation to ensure that:

               a) price and quantity data have been included for each Settlement Period in the Trading Day; and

               b) bid prices and quantities comply with the requirements of PBEP 2.4.

          4.2.2 SECOND STAGE VALIDATION

          The PX shall, in accordance with the timing requirements of the PSCP, undertake a second stage validation of each Supply Bid and each Demand Bid to ensure that (otherwise than in respect of those matters checked under PBEP 4.2.1) the bid is compliant with the requirements of this PBEP.

     4.3  NOTIFICATION OF ERRORS AND REJECTION OF BIDS

          Non-conforming and / or late bids will be rejected by the PX. Bids received that fail validation due to invalid bid format or violating the limits specified in the Master File or violation of the Activity Rules will also be rejected. If a corrected bid is received in time, it will be included in the PX evaluation process.

5    ENERGY BID EVALUATION METHODOLOGY

     5.1  BASIS OF ENERGY BID EVALUATION

          Following the validation of all Supply Bids and Demand Bids, the PX will begin the evaluation of bids on the basis of price and in accordance with this PBEP 5.

     5.2  DETERMINING THE MARKET CLEARING PRICE (MCP)

          On each Trading Day, the PX shall, for each Settlement Period in that Trading Day, create an aggregate Energy Supply curve by combining all Supply Bids and an aggregate Energy Demand curve by combining all Demand Bids. If at least one of the intersecting Demand and Supply segments has a non-zero and non-infinite slope, or if one of the intersecting segments is vertical and the other non-vertical, the point of intersection will be determined by a direct calculation. The initial Market Clearing Price will then be set at the intersection price, so that all PX Sellers with a portion of their output priced at or below the initial


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 202

          Market Clearing Price will be selected to submit Disaggregated Bids under the PSCP at their corresponding Generation levels, and all Demand priced at or above the Market Clearing Price will be selected to submit Disaggregated Bids under the PSCP for the corresponding Demand. If there is no Inter-Zonal Congestion when all Preferred Schedules are submitted to the ISO by the PX and other SCs, the initial Market Clearing Price will become final. If there is more than one point of intersection, the Market Clearing Price will be determined in accordance with PBEP 5.4. If there is no point of intersection because all Demand Bid prices are lower than the lowest priced Supply Bid (after netting out all non-economic Generation and an equal quantity of Demand), no Energy will be traded, other than Energy associated with non-economic Generation.

     5.3  TIED BIDS

          All tied bids shall be resolved on a pro rata basis, except that, when the MCP equals the Minimum Price, quantities associated with Eligible Regulatory Must-Take Generation, Eligible Regulatory Must-Run Generation and Reliability Must-Run Generation will not be prorated.

     5.4  MCP WHEN INTERSECTING DEMAND AND SUPPLY SEGMENTS ARE VERTICAL

          If both intersecting Demand and Supply segments are vertical (that is are parallel with the price ($/MWh) axis of graph) and overlap, then the Demand to be met and the Supply Bids accepted will be the common quantity (MWh) coordinate, and the Market Clearing Price (MCP) will be set at the higher of the lowest Demand Bid price and the lowest Supply Bid price at this MWh level.

     5.5  EFFECT OF CONGESTION MANAGEMENT ON MCP

          5.5.1 NO USAGE CHARGES

               If the ISO does not perform Congestion Management on a Trading Day, or if Congestion Management is undertaken but the Final Schedule for the PX is unchanged from the Preferred Schedule and no Usage Charges are set by the ISO, then the MCP determined in accordance with the foregoing provisions of this PBEP 5 will be the MCP in each Zone for the relevant Trading Day.

          5.5.2 USAGE CHARGES

               If the ISO performs Congestion Management on a Trading Day and the Final Schedule for the PX is changed from the Preferred Schedule for any Settlement Period, the PX shall, in circumstances where the ISO has set Usage Charges, recalculate the MCP for each Zone, in accordance with Sections 3.9.2.7 and
               3.9.2.8 of the PX Tariff.

     5.6  MITIGATION OF OVERGENERATION

          If the PX identifies PX Overgeneration in the course of the Energy bid evaluation process, it shall manage the situation in accordance with the following steps:


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 203


          STEP 1: the PX shall reject all Supply Bids received from PX Participants in the PX auction other than Supply Bids relating to Eligible Regulatory Must-Take Generation and Eligible Regulatory Must-Run Generation; and

          STEP 2: if PX Overgeneration remains following the completion of Step 1 above, the PX shall determine the total quantity of Supply Bids relating to Eligible Regulatory Must-Run Generation and Eligible Regulatory Must-Take Generation which must be rejected. This quantity will be allocated between PX Participants for the relevant Settlement Period by multiplying their aggregate Supply Bids by a PX Participant specific factor, calculated as follows:

          [F(i) = max [(Gen(i) - Demand(i)30]/(sum) max[(Geni-Demandi),0]]

          where:

          Fi is the factor by reference to which PX Participant i's share of the required reduction in Eligible Regulatory Must-Take Generation and Eligible Regulatory Must-Run Generation is calculated for the relevant Settlement Period;

          Geni is the aggregate of Supply Bids relating to Eligible Regulatory Must-Take Generation and Eligible Regulatory Must-Run Generation offered in the PX auction by PX Participant i for the relevant Settlement Period (in MWh);

          Demandi is the aggregate of Demand Bids offered in the PX auction from PX Participant i for the relevant Settlement Period (in
                    MWh);

          (sum) is the summation for all PX Participants for the relevant Settlement Period.]

     5.7  PUBLICATION OF MCP DAY-AHEAD INFORMATION

          5.7.1 DAY-AHEAD PX PARTICIPANT INFORMATION

               The PX will, in accordance with the timing requirements of the PSCP, notify, via the TA System, each PX Participant of the following information relating to that PX Participant:

          a)   the PX Participant's name;

          b)   its portfolio identification code(s);

          c) the Trading Day (month, day and year) for which the information is being given;

          d) the Demand Bids accepted from the PX Participant for each Settlement Period (MWh);

          e) the Supply Bids accepted from the PX Participant for each Settlement Period (MWh); and

          f)   the Market Clearing Price for each Settlement Period ($/MWh).



Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 204



               5.7.2 DAY-AHEAD MARKET INFORMATION

               The PX will, for each Trading Day, publish on the PX Home Page the following information:

               a) an identification of the Trading Day (month, day and year) for which the information is being given;

               b) the Market Clearing Price for each Settlement Period ($/MWh) and, where applicable, for each Zone;

               c) the aggregate Demand for which Demand Bids were accepted for each Settlement Period (MWh); and

               d) the aggregate Supply for which Supply Bids were accepted for each Settlement Period (MWh).

     5.8  PROCEDURES FOR DEALING WITH ANOMALOUS EVALUATION RESULTS

          5.8.1 ANNOUNCEMENT OF AN ANOMALOUS RESULT

          If the evaluation by the PX of all Supply Bids and Demand Bids for a Trading Day yields a result that is, in the opinion of the PX, significantly anomalous, the PX shall notify each PX Participant, via the TA System, that the evaluation has produced an anomalous result and that PX Participants have the option of submitting new bids. The notice shall specify the timing requirements for the submission of new bids and the PX may adjust the timing requirements in the PX Scheduling and Control Protocol (PSCP) for this purpose. The results of the initial evaluation shall not be disclosed by the PX to any PX Participant.

          5.8.2 SECOND EVALUATION

          If a PX Participant submits a new bid, then that bid will be used for the purpose of a second evaluation. If a PX Participant does not submit a new bid in response to the notice in PBEP 5.8.1, then the previously submitted bid of that PX Participant for that Trading Day shall be used for the second evaluation. Following the timely submission of any new bids, the PX will conduct and publish the results of the second evaluation, in accordance with Sections 5.2 through 5.7 of this PBEP, again subject to any necessary modification of the timing requirements in the PSCP.

6    ANCILLARY SERVICES

     6.1  SELF-PROVISION

          6.1.1 SELF PROVISION BY THE PX

          Until such time as the PX Governing Board may otherwise decide, the PX will not self-provide Ancillary Services. The PX shall purchase all Ancillary Services required for the implementation of its Schedule through the ISO's Ancillary Services auction.


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 205



          6.1.2 SELF-PROVISION BY PX PARTICIPANTS

          Until the PX engages in self-provision of Ancillary Services as described in PBEP 6.1.1, PX Participants may not self-provide Ancillary Services.

     6.2  THE ISO'S ANCILLARY SERVICES AUCTION

          6.2.1 SUBMISSION OF ANCILLARY SERVICES BIDS

          PX Participants who wish to participate in the ISO's Ancillary Services auction may do so by submitting Ancillary Services bids to the PX through the TA System, in accordance with the timing requirements of the PSCP. Any bid for Ancillary Services must be in the format and contain the information specified in PBEP 6.2.2.

          6.2.2 FORMAT AND CONTENT OF ANCILLARY SERVICES BIDS

          An Ancillary Services bid shall include the following information as appropriate for the type of Ancillary Service, for each Settlement Period of the Trading Day:

          a)   PX Participant name and ID code;

          b)   Ancillary Service type:

               i)   Regulation;

               ii)  Spinning Reserve;

               iii) Non-Spinning Reserve; or

               iv)  Replacement Reserve;

          c)   Resource ID;

          d)   Settlement Period for which the bid applies;

          e)   Trading Day for which the bid applies;

          f) the $/MWh values for the Energy supplied (which shall be the same for each of the four Ancillary Service types);

          g)   the lower and upper operating limits for each resource;

          h)   ramp rate;

          i) capacity reservation prices (in $/MW), which may be different for each type of Ancillary Service;

          j)   Regulation range both up and down;

          k) Spinning Reserve, Non-Spinning Reserve or Replacement Reserve quantity in MW;

          l) the time period required to reach synchronization (this must be the same value for all 24 Settlement Periods for a particular resource).


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 206



          6.2.3 VALIDATION OF ANCILLARY SERVICES BIDS

          The following validation checks are performed by the PX when an Ancillary Services bid is input into the TA System:

          a) values, which may include zero, are given for all 24 Settlement Periods;

          b)   price breakpoints increase monotonically;

          c)   quantities are given for all prices; and

          d) required values have been entered into valid fields for each Ancillary Service which the Ancillary Services bid covers.

          6.2.4 FORWARDING OF ANCILLARY SERVICES BIDS TO THE ISO

          The PX will forward the valid PX Participant's Ancillary Services bids it has received to the ISO, in accordance with the timing requirements of the PSCP and in the format and with the content specified in the ISO's Schedules and Bids Protocol (SBP).

7    SUPPLEMENTAL ENERGY BIDS

     7.1  BID INFORMATION

          Supplemental Energy bids for use by the ISO in the Real Time Market must be submitted in the format and include the information specified in the SBP.

     7.2  TIMING OF BIDS

          PX Participants may, via the TA System, submit Supplemental Energy bids to the PX for forward submission to the ISO not later than fifteen (15) minutes before the deadline established by the ISO for the submission of such bids by the PX. Withdrawal of any such Supplemental Energy bids must be submitted to the PX at least fifteen
          (15) minutes prior to the deadline for withdrawal of Supplemental Energy bids established by the ISO. Withdrawal may be accomplished by submitting a new Supplemental Energy bid that replaces the previous Supplemental Energy bid, but has quantity equal to the Final Scheduled quantity.

     7.3  SUBMISSION OF BIDS BY PX TO ISO

          The PX will forward to the ISO any Supplemental Energy Bids received by it from PX Participants by any deadlines established by the ISO for the submission of Supplemental Energy bids, in accordance with the SBP.


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 207



8    ADJUSTMENT BIDS

     8.1  BID INFORMATION

          PX Participants must, via the TA System, submit, to the PX, Adjustment Bids for non-Regulatory Must Take Generation and non-Regulatory Must-Run Generation initial Preferred Schedules for use in Congestion Management in the Day-Ahead Market, in the format and with the information specified in the SBP. Adjustment Bids must specify for Generators, the effective Energy the amount of Energy at the Load center which can be determined by taking a Generating Unit's actual output or import quantity and adjusting that output or quantity by the GMM applicable to the relevant Generator location or Scheduling Point. The Generator Adjustment Bids must include zero quantity and must be compliant with the requirements of the Activity Rules.

          If a Preferred Schedule is received that does not include an Adjustment Bid, the PX will either:

          (a) request an Adjustment Bid from the Participant submitting the Schedule; or

          (b) provide a default decremental Adjustment Bid at the uncongested MCP; or

          (c) if necessary due to PX operational considerations, forward the Preferred Schedule to the ISO without an Adjustment Bid.

     8.2  IMPORTS/EXPORTS

          A PX Seller bidding into the PX's Energy auction in respect of Energy to be imported into the ISO Controlled Grid must submit, or a PX Buyer bidding into the PX's Energy auction in respect of Energy to be exported from the ISO Controlled Grid, may submit an Adjustment Bid via the TA System Import Adjustment Bids must meet the same requirements as Generating Units in Section 8.1.Timing of Bids

          PX Participants must submit any Adjustment Bids to the PX for onward submission to the ISO in accordance with the timing requirements of the PSCP.

     8.3  SUBMISSION OF BIDS BY PX TO ISO

          The PX will forward to the ISO any Adjustment Bids received by it from PX Participants under PBEP 8.2, with the PX's Preferred Schedule, in accordance with the timing requirements of the PSCP.

9    RECORDS

          The PX shall maintain such records of PX Participants' bidding data and for such periods as the PX considers to be reasonably necessary for the purposes of:

          a) the requirements of the PX market monitoring Compliance Unit, pursuant to the PX Market Monitoring and Information Protocol (PMMIP); and

          b) complying with its obligations under Section 10 (Audits) of the PX Tariff.


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 208



10   AMENDMENTS TO THE PROTOCOL

     10.1 PX DETERMINES A NEED FOR AN AMENDMENT

          The PX shall periodically review this Protocol, in consultation with PX Participants. If the PX determines, as a result of this review, or otherwise, that there is a need to amend this Protocol, the PX will publish a notice giving details of the proposed amendment on the PX Home Page. Any PX Participant shall be entitled to submit comments on the proposed amendment to the PX, within 10 days of such publication. Following receipt of such comments, the PX will submit its proposed amendment to the PX Technical Advisory Committee ("PX TAC") and will publish a notice of the proposed amendment on the PX Home Page.

     10.2 FURTHER COMMENT ON THE PROPOSED AMENDMENT

          The PX TAC will give all PX Participants a further opportunity (in light of the extent of the proposed amendment, not exceeding 30 days) to submit comments to the PX TAC.

     10.3 PX TECHNICAL ADVISORY COMMITTEE REVIEW

          The PX TAC will be given a reasonable opportunity to review the proposed change to this Protocol and may submit its recommendations to the PX Governing Board.

     10.4 PX GOVERNING BOARD DETERMINATION

          The PX Governing Board will review the proposed amendment along with any PX TAC recommendation and may pass a resolution to amend the Protocol. Any amended PX Protocol will be published on the PX Home Page, along with an announcement acknowledging that the amendment has been approved and the date on which it is to come into force (which shall be at least 30 days after the date of the announcement).

     10.5 NECESSITY FOR IMMEDIATE PX GOVERNING BOARD ACTION

          The PX Governing Board may, if it considers that an amendment to this Protocol is reasonably required to address an emergency or is required to correct a drafting error, implement an amendment prior to or during the procedure described in 10.1 to 10.4 of this Protocol, provided that the PX completes such procedure fully, as soon as possible. In light of the subsequent comments and recommendations that the PX receives, the PX Governing Board may change its amendment.


Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998

CALIFORNIA POWER EXCHANGE CORPORATION
FERC ELECTRIC SERVICE TARIFF                              Original Sheet No. 209



                                   APPENDIX A

                            PX AUCTION ACTIVITY RULES


[NOTE: THE SCOPE OF THESE AUCTION ACTIVITY RULES IS LIMITED TO ADJUSTMENT BIDS. FURTHER AUCTION ACTIVITY RULES WILL BE DEVELOPED TO COVER THE SUBMISSION OF DEMAND BIDS AND SUPPLY BIDS ONCE ITERATIONS ARE INTRODUCED INTO THE PX'S ENERGY AUCTION.]

ADJUSTMENT BIDS

     A PX Participant submitting Adjustment Bids to the PX for onward submission to the ISO under PBEP 8 shall ensure that:

     a) in the case of a Supply Market Participant, any increase in Generation or import is offered at a price equal to or above the initial Market Clearing Price and any decrease in output is offered at a price equal to or below the initial Market Clearing Price; and

     b) in the case of a Demand Market Participant, any increase in Demand or export is offered at a price equal to or below the initial Market Clearing Price and any decrease in Demand or export is offered at a price equal to or above the initial Market Clearing Price.

Issued by: Scott D. Rasmussen, General Counsel
Issued on: June 1, 1998                                Effective: March 31, 1998